Four th Quar ter 2024 Earnings Presentat ion March 5th, 2025

Disclaimer Forward-Looking Statements. This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, the Company’s financial results, future financial position, expected growth of cash flows, business strategy, budgets, projected costs, projected capital expenditures, taxes, plans, objectives, potential synergies, industry trends and growth opportunities. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. While Hydrofarm believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Such forward-looking statements are made only as of the date of this presentation. All of the Company’s SEC filings are available online at www.sec.gov. Hydrofarm undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward- looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Projected Financial Information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Non-GAAP Financial Information. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation, and in our related press release attached as an exhibit to our Current Report on Form 8-K filing available online at www.sec.gov. 2

Business Over v iew

Fourth Quarter and Full-Year 2024 Financial Results Net Sales within our Full-Year Expectations • Reached the midpoint of our full-year outlook range • Revenue streams were more diversified in 2024 compared to 2023 Significant Reductions in Adjusted SG&A • Effective cost savings and restructuring actions • Adjusted SG&A decreased 10% in Q4’ 24 and 17% for Full-Year ’24 compared to prior year Challenging Q4 ’24 Adjusted EBITDA and Free Cash Flow Results • Adjusted Gross Profit Margin (AGPM%) declined in Q4’ 24 driven by reduced sales, lower proprietary brand mix, and inventory reserves and related charges of $1.4 million • Free Cash Flow ($3.2) million in 2024. Investment in new distributed brands during 2024 improved sales but pressured cash flows Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. ASG&A$ refers to ‘Adjusted Selling General & Admin in USD’. Please see appendix for reconciliation of GAAP to non-GAAP measures. 4

✓ Drive Diverse, High-Quality Revenue Streams • Improve Proprietary Brand Mix • Targeted Investments and New Proprietary Product Innovations • Expand Non-US/CAN and Non-Cannabis Sales ✓ Improve Profit Margins • Increase Production and Efficiency in our Manufacturing Operations • Further Optimize our Distribution Center Network • Reduce SG&A Expenses ✓ Strengthen Financial Position • Improve Free Cash Flow • Maintain Strong Liquidity Strategic Priorities 5 Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. AGPM% refers to 'Adjusted Gross Profit Margin’. ASG&A$ refers to ‘Adjusted Selling General & Admin in USD’. Please see appendix for reconciliation of GAAP to non-GAAP measures.

F inancia l Over v iew

Financial Summary 7 AGPM% refers to 'Adjusted Gross Profit Margin’. ASG&A$ refers to ‘Adjusted Selling General & Administrative expenses in USD’. Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. Please see appendix for reconciliation of GAAP to non-GAAP measures.

Trend in AGPM% and Adjusted SG&A$ Quarterly 2024 AGPM% Trend • In Q4’ 24 lower sales, proprietary brand mix decline, and ~$1.4 million of inventory reserves and related charges impacted AGPM% • Actions to re-emphasize our proprietary brand focus in 2025 to improve AGPM% Continued Favorable Adjusted SG&A Savings • Significant reductions in Adjusted SG&A over the past two years • Reductions in headcount, facility costs, insurance, professional & outside services 8 Quarterly Adjusted SG&A Expense % indicates year-over-year savings percentage 16.2M 14.6M 12.0M 12.0M 12.3M 11.6M 10.7M 10.8M Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 -16% -9% -29% -31% -24% -20% -11% -10% AGPM% refers to 'Adjusted Gross Profit Margin’. ASG&A$ refers to ‘Adjusted Selling General & Administrative expenses in USD’. Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. Please see appendix for reconciliation of GAAP to non-GAAP measures. P ro p ri e ta ry M ix % A G P M % Proprietary Brand Sales Mix and AGPM% 57% 58% 56% 52% 23.4% 24.4% 24.3% 9.6% 0% 5% 10% 15% 20% 25% 30% 50% 52% 54% 56% 58% 60% Q1'24 Q2'24 Q3'24 Q4'24 Proprietary Mix % AGPM %

Liquidity Remains Strong 'Total Debt' is defined as Term Loan debt principal outstanding plus finance leases and other debt. Net Debt, Liquidity and Free Cash Flow are non-GAAP measures. Please see appendix for reconciliation of GAAP to non-GAAP measures. Cash and cash equivalents $26.1 Total Debt $127.7 Net Debt $101.6 Net Cash From Operations $2.7 Capital Expenditures $(0.3) Free Cash Flow $2.4 9 Balance Sheet Highlights as of December 31, 2024 Cash Flow Highlights 3 months ended December 31, 2024 Cash Flow Highlights 12 months ended December 31, 2024 Net Cash From Operations $(0.3) Capital Expenditures $(2.9) Free Cash Flow $(3.2) USD millions USD millions USD millions

Revolving Line of Credit ✓ $35 million Total Facility Size (effective in Q4’ 24) ✓ $0M Drawn and $13 million available as of 12/31/24 ✓ Adjusted Term SOFR Rate + grid-based spread ✓ Availability varies with borrowing base ✓ Matures 6/30/2026 Senior Secured Term Loan ✓ $119.3 million in principal outstanding as of 12/31/24 ✓ Adjusted Term SOFR Rate + 5.50% ✓ No financial maintenance covenants ✓ Principal amortizes 0.25% per quarter until maturity ✓ Net proceeds from asset sales subject to debt payment provisions * $6.3 million of net proceeds from IGE Asset Sale in Q2 2024 requires ‘permitted investment’ or principal repayment in 2025 ✓ 0% call premium ✓ Matures 10/25/2028 * The 2024 IGE Asset Sale is subject to the Term Loan reinvestment provisions, further described in our Form 10-K filing. 10 Debt Details Un-utilized Revolving Credit facility and Covenant-light Term Loan that does not mature until 2028

Net Sales1 Adjusted EBITDA 2 Free Cash Flow 3 Decline 10-20% Improve Adjusted EBITDA Improve Free Cash Flow • Increase proprietary brand mix • Improve revenue diversity • AGPM% benefit from proprietary brand mix and productivity • SG&A reductions in professional & outside service fees, facilities and insurance • Savings from 2024 restructuring and related cost saving initiatives • Rightsizing distribution network to further consolidate and reduce inventory levels • Better working capital management • Capital expenditures less than $2 million 11 Fiscal 2025 Outlook on Key Metrics 2025 Outlook on Key Metrics Compared to 2024 AGPM% refers to 'Adjusted Gross Profit Margin’. ASG&A$ refers to ‘Adjusted Selling General & Administrative expenses in USD’. Adjusted Gross Profit, Adjusted SG&A, Adjusted EBITDA, and Free Cash Flow are non-GAAP measures. Please see appendix for reconciliation of GAAP to non-GAAP measures.

Appendix

Source: Company Information Specialty hydroponic retailers Garden centers / retail eCommerce Greenhouse / channel partners Selling to a fragmented customer base… Branded manufacturer and distributor serving the CEA (Controlled Environment Agriculture) market Hydrofarm’s Value Proposition Proprietary brands Preferred & Distributed brands Approx. 35 brands, including: Complete Range of CEA Products Exceptional Service Manufacturing Capabilities Supplier Relationships and Geographic Footprint Solution-Based Approach to Serve Our Customers …that reaches an evolving mix of end users Commercial growers Individuals Consumer gardeners & hobbyists Cannabis Food & floral Over 50 brands, including: 13

We have end-to-end category coverage through innovative, well-recognized proprietary and preferred brands Strong proprietary brand portfolio with solutions across key categories Illustrative margin benefit as we improve proprietary brand mix Distributed Brands Preferred Brands Proprietary Brands Consumables Durables Nutrients Grow Media Supplies Lighting Equipment 14

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures ($ in thousands) We define Adjusted EBITDA (non-GAAP) as net loss (GAAP) excluding interest expense, income taxes, depreciation, depletion and amortization, stock-based compensation including employer payroll taxes on stock-based compensation, restructuring expenses, impairments, severance, loss on asset disposition, other income/expense, net, and other non-cash, unusual and/or infrequent costs (i.e., acquisition and integration expenses), which we do not consider in our evaluation of ongoing operating performance. We define Adjusted Gross Profit (non-GAAP) as Gross Profit (GAAP) excluding depreciation, depletion, and amortization, restructuring expenses, severance and other expenses, and other non-cash, unusual and/or infrequent costs, which we do not consider in our evaluation of ongoing operating performance. We define Adjusted SG&A (non-GAAP) as SG&A (GAAP) excluding depreciation, depletion, and amortization, stock-based compensation including employer payroll taxes on stock-based compensation, restructuring expenses, severance and other expenses, and other non-cash, unusual and/or infrequent costs (i.e., acquisition and integration expenses), which we do not consider in our evaluation of ongoing operating performance. We define Free Cash Flow (non-GAAP) as Net cash from (used in) operating activities less capital expenditures for property, plant and equipment. We believe this provides additional insight into the Company's ability to generate cash and maintain liquidity. However, Free Cash Flow does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt or other cash flows from financing activities or investing activities. We define Liquidity as total cash, cash equivalents and restricted cash, if applicable, plus available borrowing capacity on our Revolving Credit Facility. We define Net Debt as total debt principal outstanding plus finance lease liabilities and other debt, less cash, cash equivalents and restricted cash, if applicable. 1. For the three and twelve months ended December 31, 2024, and December 31, 2023, Restructuring expenses related primarily to non-cash inventory markdowns associated with manufacturing facility consolidations, and the charges incurred to relocate and terminate certain facilities. 2. For the three and twelve months ended December 31, 2024, Severance and other charges primarily related to estimated legal costs related to certain litigation and severance charges. For the three and twelve months ended December 31, 2023, Severance and other charges primarily related to workforce reductions and charges in conjunction with a sale-leaseback transaction during the first quarter of 2023. 3. Includes stock-based compensation and related employer payroll taxes on stock-based compensation for the periods presented. 4. Other income, net related primarily to foreign currency exchange rate gains and losses and other non-operating income and expenses. For the three and twelve months ended December 31, 2024, Other income, net also included a cash settlement arising from an outstanding litigation matter of a previously acquired entity. For the twelve months ended December 31, 2023, Other income, net also included charges from Amendment No. 1 to the Company's outstanding Term Loan. 5. Loss on asset disposition for the twelve months ended December 31, 2024, relates to the sale in the second quarter of 2024 of the inventories, and property, plant and equipment associated with the Company's Innovative Growers Equipment branded products to CM Fabrication, LLC (the "Asset Sale"). 6. The total gross proceeds associated with the IGE Asset Sale were $8.7 million, of which the Company estimated and classified $5.0 million in Net cash from operating activities, and $3.7 million in Investing activities, as these cash flows were associated with the sale of inventory and property, plant and equipment, respectively. The cash proceeds classified within Net cash from operating activities were partially offset by $1.3 million cash paid to terminate the associated facility lease and cash transaction costs paid during the period. As a result, the Asset Sale contributed an estimated $3.5 million to Net cash from operating activities and Free Cash Flow during the twelve months ended December 31, 2024. In addition, in connection with the Asset Sale, the Company paid $0.7 million to terminate certain equipment finance leases and classified this cash outflow within Financing activities for the twelve months ended December 31, 2024. In total, the IGE Asset Sale contributed net cash proceeds, after repayment of certain lease liabilities and transaction expenses, of an estimated $6.3 million. In 2023, gross proceeds of $8.6 million received during the twelve months ended December 31, 2023, from a sale-leaseback of real estate located in Eugene, Oregon, was classified as a Financing activity and is not reflected in Net cash from operating activities or Free Cash Flow in the prior year period. 15 SG&A (GAAP), Adjusted SG&A (Non-GAAP), Gross Profit (GAAP) and Adjusted Gross Profit (Non-GAAP) for the three months and year ended December 31, 2024, were negatively impacted by $1.4 million of inventory reserves and related charges. SG&A (GAAP), Adjusted SG&A (Non-GAAP), Gross Profit (GAAP) and Adjusted Gross Profit (Non-GAAP) for the year ended December 31, 2024, were negatively impacted by $1.2 million of certain inventory charges.